Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-A

For registration of certain classes of securities

pursuant to section 12(b) or (g) of

the Securities Exchange Act of 1934

S&P 500® GEAREDSM Fund II Inc.

(Exact name of registrant as specified in its charter)

Maryland	[To Come]
(State of incorporation )	(I.R.S. Employer Identification No.)

4 World Financial Center, 5th Floor New York, New York (Address of principal executive offices)	10080 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock ($.001 par value)	The New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.    ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box.    ☐

Securities Act registration statement file number to which this form relates:     333-127588

Securities to be registered pursuant to Section 12(g) of the Act:     None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-2, filed on October 24, 2005 (File No. 333-127588).

Item 2.	Exhibits.

None

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in New York, New York on the 24th day of October, 2005.

S&P 500® GEAREDSM Fund II Inc.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox President